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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 2, 1999


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                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)



         DELAWARE                  000-22751                  04-3363415
      (State or other       (Commission File Number)        (I.R.S. Employer
      jurisdiction of                                    Identification Number)
       incorporation)

      312 UNION WHARF
   BOSTON, MASSACHUSETTS                                         02109
   (Address of principal                                       (Zip code)
     executive offices)

      Registrant's telephone number, including area code:  (617) 367-2163

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On March 2, 1999, Concentra Managed Care, Inc., a Delaware corporation ("Concentra"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Yankee Acquisition Corp., a Delaware corporation ("Newco"). The Merger Agreement contemplates the merger (the "Merger") of Newco with and into Concentra. As a result of the Merger, each outstanding share of Concentra's common stock, par value $.01 per share (the "Concentra Common Stock"), will be converted into either (i) the right to retain, at the election of the holder thereof, one share of Concentra Common Stock or (ii) the right to receive $16.50 in cash, subject to certain proration procedures. The Merger Agreement further provides for the possible restructuring of the Merger in order to achieve recapitalization accounting treatment as a merger in which each share of Concentra Common Stock outstanding immediately prior to the effective time of the Merger would be converted into the right to receive $16.50 per share in cash.

     The Merger is conditioned upon, among other things, approval of the stockholders of Concentra, receipt of financing and upon certain regulatory approvals. A copy of the Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     A copy of the press release issued by Concentra announcing the execution of the Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference in its entirety.

     Effective March 2, 1999, Concentra amended its Rights Agreement, dated as of September 29, 1997 (the "Rights Agreement"). The amendment provides, among other things, that Newco and its affiliates will not be deemed an Acquiring Person (as such term is defined in the Rights Agreement) and the Rights Agreement will expire immediately prior to the effective time of the Merger. The text of the amendment is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.

     2.1  --   Agreement and Plan of Merger, dated March 2, 1999, by and between
               Concentra Managed Care, Inc. and Yankee Acquisition Corp.

     4.1  --   Amendment No. 1 to Rights Agreement, dated March 2, 1999, by and between Concentra Managed Care, Inc. and ChaseMellon Shareholder
               Services, L.L.C.

     99.1 --   Press release dated March 3, 1999

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CONCENTRA MANAGED CARE, INC.



                         By:   /s/ Richard A. Parr
                               ------------------------------------------------
                         Name:     Richard A. Parr
                         Title:    Executive Vice President and General Counsel


Date:     March 3, 1999

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                                 EXHIBIT INDEX

     EXHIBIT
     NUMBER                             EXHIBIT TITLE
     -------                            -------------
     2.1  --   Agreement and Plan of Merger, dated March 2, 1999, by and between
               Concentra Managed Care, Inc. and Yankee Acquisition Corp.

     4.1  --   Amendment No. 1 to Rights Agreement, dated March 2, 1999, by and between Concentra Managed Care, Inc. and ChaseMellon Shareholder
               Services, L.L.C.

     99.1 --   Press release dated March 3, 1999